SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____ )


     FILED  BY  THE  REGISTRANT                           [x]

     FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT    [ ]

     CHECK  THE  APPROPRIATE  BOX:

     [ ]   PRELIMINARY  PROXY  STATEMENT

     [X]   DEFINITIVE  PROXY  STATEMENT

     [ ]   DEFINITIVE  ADDITIONAL  MATERIALS

     [ ]   SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11(C)  OR  RULE  14A-12


                                NBT Bancorp Inc.
--------------------------------------------------------------------------------
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               Michael J. Chewens
--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):

     [X]   NO  FEE  REQUIRED

     [ ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1)
           AND 0-11.

     (1)     TITLE  OF  EACH  CLASS  OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

     (2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

     (4)     PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

--------------------------------------------------------------------------------

     (5)     TOTAL  FEE  PAID:

--------------------------------------------------------------------------------

     [ ]     FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS

     [ ]     CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.

     (1)     AMOUNT  PREVIOUSLY  PAID:

--------------------------------------------------------------------------------

     (2)     FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

--------------------------------------------------------------------------------

     (3)     FILING  PARTY:

--------------------------------------------------------------------------------

     (4)     DATE  FILED:

--------------------------------------------------------------------------------

                                NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                             NORWICH, NEW YORK 13815

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NBT Bancorp Inc., a Delaware corporation, will hold an annual meeting of stockholders at the Route 23 Holiday Inn in Oneonta, NY on May 2, 2002 at 10:00 a.m. local time for the following purposes:

     1. Election of Directors. To fix the number of directors at sixteen and to elect the eight candidates listed in the proxy statement.

     2. To transact such other business as may properly come before the NBT annual meeting.

     We have fixed the close of business on March 15, 2002 as the record date for determining those stockholders of NBT entitled to vote at the NBT annual meeting and any adjournments or postponements of the meeting. Only holders of record of NBT common stock at the close of business on that date are entitled to notice of and to vote at the NBT annual meeting.

     The board of directors of NBT requests that you fill in and sign the accompanying proxy card and mail it promptly in the enclosed postage-prepaid envelope. You may revoke any proxy that you deliver prior to the annual meeting by delivering a written notice to NBT stating that you have revoked your proxy or by delivering a later dated proxy. Stockholders of record of NBT common stock who attend the annual meeting may vote in person, even if they have previously delivered a signed proxy.

                      By Order of the Board of Directors of
                      NBT Bancorp Inc.


                      /s/  Daryl R. Forsythe


                      Daryl R. Forsythe
                      Chairman, President and Chief Executive Officer


Norwich, New York
March 26, 2001

                     THE NBT ANNUAL MEETING OF STOCKHOLDERS

This proxy statement and accompanying proxy card are being sent to the stockholders of NBT Bancorp Inc. (the "Company" or "NBT") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the annual meeting of stockholders. This proxy statement, together with the enclosed proxy card, is being mailed to stockholders on or about March 26, 2002.

WHEN AND WHERE THE NBT ANNUAL MEETING WILL BE HELD

     We will hold our annual meeting of stockholders at the Route 23 Holiday Inn in Oneonta, NY on May 2, 2002 at 10:00 a.m. local time.

WHAT WILL BE VOTED ON AT THE NBT ANNUAL MEETING

     At our annual meeting, our stockholders will be asked to consider and vote upon the following proposal:

     - In connection with the election of directors, to fix the number of directors at sixteen and elect the eight candidates listed as nominees in the proxy statement.

     - To transact such other business as may properly come before our annual meeting.

     We may take action on the above matters at our annual meeting on May 2, 2002, or on any later date to which the annual meeting is postponed or adjourned.

     We are unaware of other matters to be voted on at our annual meeting. If other matters do properly come before our annual meeting, including consideration of a motion to adjourn the annual meeting to another time and/or place for such purpose of soliciting additional proxies, we intend that the persons named in this proxy will vote, or not vote, in their discretion the shares represented by proxies in the accompanying form.

STOCKHOLDERS ENTITLED TO VOTE

     We have set March 15, 2002, as the record date to determine which of our stockholders will be entitled to vote at our annual meeting. Only those stockholders who held their shares of record as of the close of business on that date will be entitled to receive notice of and to vote at our annual meeting.
As of February 28, 2002, there were 33,198,072 outstanding shares of our common stock. Each of our stockholders on the record date is entitled to one vote per share, which the stockholder may cast either in person or by properly executed proxy. Our Certificate of Incorporation does not permit stockholders to cumulate their votes in the election of directors.

VOTE REQUIRED TO APPROVE THE PROPOSAL

     The affirmative vote of a majority of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting is required to set the number of directors at sixteen.

     A plurality of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting will elect directors. This means that the nominees for each class who receive the most votes will be elected to serve in that class.

     Our Board urges our stockholders to complete, date and sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. Because the nominees for directors will be elected by a plurality vote, abstentions and broker non-votes will not affect the vote on our proposal to elect directors to be presented at our annual meeting.

NUMBER OF SHARES THAT MUST BE REPRESENTED FOR A VOTE TO BE TAKEN

     In order to have a quorum, a majority of the total voting power of our outstanding shares of common stock entitled to vote at our annual meeting must be represented at the annual meeting either in person or by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

VOTING YOUR SHARES

     Our Board is soliciting proxies from our stockholders. This will give you an opportunity to vote at our annual meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted by a named agent in accordance with your instructions. If you do not vote by proxy or attend the annual meeting and vote in person, your votes will be counted as not present for quorum purposes.

     If you vote by proxy but make no specification on your proxy card that you have otherwise properly executed, the named agent will vote the shares represented by your proxy:

     - FOR fixing the number of directors at sixteen and electing the eight persons nominated by our Board as directors.

     You may grant a proxy by dating, signing and mailing your proxy card. You may also cast your vote in person at the meeting.

     Mail. To grant your proxy by mail, please complete, sign and date your proxy and return it in the enclosed envelope. To be valid, a returned proxy card must be signed and dated.

     In person. If you attend our annual meeting in person, you may vote your shares by completing a ballot at the meeting.

CHANGING YOUR VOTE

     Any of our stockholders giving a proxy may revoke the proxy at any time before the vote at the annual meeting in one or more of the following ways:

     - delivering a written notice of revocation to our Chief Executive Officer bearing a later date than the proxy;

     -    submitting a later-dated proxy; or

     - appearing in person and voting at our annual meeting. Attendance at our annual meeting will not by itself constitute a revocation of a proxy, unless you complete a ballot and vote that ballot.

     You should send any written notice of revocation or subsequent proxy to 52 South Broad Street, Norwich, New York 13815, Attention: Chief Executive Officer, or hand deliver the notice of revocation or subsequent proxy to the Chief Executive Officer at or before the taking of the vote at our annual meeting.

SOLICITATION OF PROXIES AND COSTS

     We will bear our own costs of soliciting of proxies. We will reimburse brokerage houses, fiduciaries, nominees and others for their out-of-pocket expenses in forwarding proxy materials to owners of shares of our common stock held in their names. In addition to the solicitation of proxies by use of the mails, we may solicit proxies from our stockholders by directors, officers and employees acting on our behalf in person or by telephone, telegraph, facsimile or other appropriate means of communications. We will not pay any additional compensation, except for reimbursement of reasonable out-of-pocket expenses, to our directors, officers and employees in connection with the solicitation. You may direct any questions or requests for assistance regarding this proxy statement to Michael J. Chewens, Senior Executive Vice President of NBT, by telephone at (607) 337-6520.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

RECOMMENDATIONS OF NBT BOARD

     Our Board has unanimously approved the fixing of the size of our Board at sixteen members and the nomination of the eight persons named in this proxy statement for our Board. Our Board recommends that our stockholders vote FOR approval of our nominees for election as directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Our bylaws provide that the number of directors authorized to serve until the next annual meeting of our stockholders shall be the number designated at our annual meeting and prior to the election of directors. Our Board is presently comprised of fifteen directors. Our Board has proposed and is requesting our stockholders to approve its proposal that the number of directors be set at sixteen. Our Board has designated eight persons as nominees for election at our annual meeting and is presenting these nominees to our stockholders for election. As noted below our Board is a classified board with three classes. We are nominating six of these persons to fill the class of directors whose term will expire in 2005; and we are nominating two of these persons to fill the class of five directors whose term will expire in 2003.

     Two of our present board members, Messrs. J. Peter Chaplin and Bruce D. Howe, who serve in the class of directors whose term expires in 2002, are retiring as board members upon completion of their terms on May 2, 2002 and after their respective successors are elected and qualified. A third board member, Mr. John P. Woods, Jr., who serves in the class of directors whose term expires in 2003, has determined to resign as a director as of May 2, 2002. Mr. Woods was a director of CNB Financial Corp.; upon completion of the merger on November 8, 2001 between NBT and CNB, Mr. Woods became one of our directors.
The merger agreement between NBT and CNB provides that, if after completion of the merger any of the three former CNB directors who became NBT directors upon completion of the merger becomes unable or unwilling to complete his specified term on the NBT board, then the remaining former CNB directors may designate a replacement for that individual to complete the specified term on the NBT board, subject to the reasonable approval of NBT. In accordance with this provision, the former CNB directors have chosen Mr. Michael H. Hutcherson to complete Mr. Woods' term.

     Under our bylaws, every director must be a citizen of the United States, must have resided in the State of New York or within 200 miles of our principal office for at least one year before election, and must own $1,000 aggregate book value of our stock. Under our bylaws, no person is eligible for election or re-election as a director if he or she has attained the age of 70.

     The chairman of our annual meeting may disregard any nomination not made in accordance with the procedures established by our bylaws.

     Our bylaws permit our Board by a majority vote, between annual meetings of the stockholders, to increase the number of directors by not more than three members and to appoint qualified persons to fill the vacancies created by the Board's actions. If, at the time of the next election of directors by our stockholders, the term of office of any vacancy filled by the remaining directors has not expired, then our stockholders shall fill that vacancy for the remainder of the unexpired term.

     Our bylaws provide for a classified Board of Directors. Our Board is divided into three classes as equal in number as possible. Each class holds office for a term of three years, but only one class comes up for election each year (except in those cases where vacancies occur in other classes). Our Board is proposing as nominees for directors the persons named in the following table and in each case until their successors are elected and qualify. Following our annual meeting of our stockholders, the class of directors whose term expires in 2003 will consist of five persons; the class of directors whose term expires in 2004 will consist of five persons; and the class of directors whose term expires in 2005 will consist of six persons.

     The persons named in the enclosed proxy intend to vote the shares of our common stock represented by each proxy properly executed and returned to us FOR election of the following nominees as directors, but if the nominees should be unable to serve, they will vote such proxies for those substitute nominees as our Board shall designate to replace those nominees who are unable to serve.
Our Board currently believes that each nominee will stand for election and will serve if elected as a director. Assuming the presence of a quorum at the annual meeting, directors will be elected by a plurality of the votes cast by the shares of common stock entitled to vote at the annual meeting and present in person or represented by proxy. There are no cumulative voting rights in the election of directors. The names of the nominees for election for the term as shown and our continuing directors and certain information as to each of them are as follows:

                                                                                          Number of
                                  Principal Occupation During                             Common Shares        Percent
                                  Past Five Years and Other                     Director  Beneficially Owned   of Shares
Name                       Age    Directorships                                 Since     on 12/31/01 (a)      Outstanding
------------------------  ------  --------------------------------------------  --------  -------------------  -----------
NOMINEES WITH TERMS EXPIRING IN 2005:

Richard Chojnowski           59   Electrical contractor  (sole proprietorship)      2000            497(1)              *
                                  Directorships:                                                264,353(2)              *
                                   Pennstar Bank since 1994                                         600(3)              *

Dr. Peter B. Gregory         66   Partner, Gatehouse Antiques                       1987        125,823(1)              *
                                  Directorships:                                                  7,957(1)(a)           *
                                   NBT Bank since 1978                                           25,787(2)(a)           *
                                                                                                    600(3)              *

Paul O. Stillman             68   Chairman of Preferred                             1986         25,346(1)              *
                                   Mutual Ins. Co. (c)                                           12,569(2)(a)           *
                                  Directorships:                                                    600(3)              *
                                   Preferred Mutual Ins. Co.;                                   164,041(b)              *
                                   Leatherstocking Cooperative
                                    Ins. Co;
                                   NBT Bank since 1977

Joseph A. Santangelo         49   Administrator - Arkell                            2001          7,860(1)              *
                                   Hall Foundation                                                                      *
                                  Directorships:
                                   Central National Bank since 1991

Janet H. Ingraham            64   Professional Volunteer                                          4,319(1)              *
                                  Directorships:                                                     43(2)(a)           *
                                   NBT Bank since 1996                                              200(3)              *
                                   Chase Memorial Nursing
                                   Home Corp.

Paul D. Horger               64   Partner - Oliver, Price &                                      10,504(1)              *
                                   Rhodes, attorneys                                                200(3)              *
                                  Directorships:
                                   Pennstar Bank since 1997

NOMINEES WITH TERMS EXPIRING IN 2003:

Michael H. Hutcherson        39   Area President - Arthur J.                                        801(2)              *
                                   Gallagher & Co. of NY,                                         2,532(2)(a)           *
                                   Insurance Services

Michael M. Murphy            40   President & Owner -                                               180(1)              *
                                  Red Line Towing Inc.                                           31,719(2)              *
                                  Directorships:                                                    200(3)              *
                                   Pennstar Bank since 1999

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004:

Daryl R. Forsythe            58   Chairman, CEO & President of NBT                  1992         34,352(1)              *
                                   since April 2001; Chairman                                     8,819(1)(a)           *
                                   and CEO of NBT Bank since                                      8,097(2)              *
                                   September 1999; President and                                  1,511(2)(a)           *
                                   CEO of NBT and NBT Bank from                                   5,180(a)(c)           *
                                   January 1995 to April 2001/September                         252,084(4)              *
                                   1999
                                  Directorships:
                                   Security Mutual Life Ins. Co. of NY;
                                   NBT Bank since 1988


                                        6

William C. Gumble            64   Retired attorney-at-law; County                   2000        123,005(1)              *
                                   Solicitor and District Attorney                                  600(3)              *
                                   of Pike County, PA
                                  Directorships:
                                   Pennstar Bank since 1985

William L. Owens             52   Partner, Harris Beach LLP,                        1999          3,304(1)              *
                                  Attorneys                                                         600(3)              *
                                  Directorships:
                                   Champlain Enterprises, Inc.;
                                   Prim Hall Enterprises;
                                   Mediquest, Inc.;
                                   Community Providers, Inc.;
                                   Adirondack Digital Imaging Inc.;
                                   NBT Bank since 1995

Gene E. Goldenziel           53   Managing Partner, Needle,                         2000         71,772(1)              *
                                   Goldenziel & Pascale, attorneys                               39,233(2)              *
                                  Directorships:                                                    600(3)              *
                                   Pennstar Bank since 1985

Van Ness D. Robinson         66   Chairman - New York Central                       2001            892(1)              *
                                   Mutual Fire Insurance Co. (NYCM)                             888,471(d)           2.68%
                                  Directorships:
                                   NYCM;
                                   Basset Healthcare;
                                   Bruce Hall Corporation
                                   Central National Bank since 1997

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003:

Andrew S. Kowalczyk, Jr.     66   Partner - Kowalczyk, Tolles,                      1994          5,117(1)              *
                                   Deery & Johnston, attorneys                                      700(3)              *
                                  Directorships:
                                   Trenton Technology Inc.;
                                   NBT Bank since 1994


John C. Mitchell             51   President and CEO of                              1994         13,358(1)              *
                                   I.L. Richer Co.                                                8,584(2)              *
                                   (agri. business)                                                 700(3)              *
                                  Directorships:                                                164,041(b)              *
                                   Preferred Mutual Ins. Co.;
                                   Leatherstocking Cooperative
                                    Ins. Co.;
                                   NBT Bank since 1993

Joseph G. Nasser             44   Accountant, Nasser & Co.                          2000          7,875(1)              *
                                  Directorships:                                                 26,511(1)(a)           *
                                   Pennstar Bank since 1999                                      11,449(2)              *
                                                                                                    600(3)              *

                                        Number of
                                     Present Position                 Common Shares       Percent
                                      and Principal                Beneficially Owned    of Shares
Name                Age          Position Last Five Years            on 12/31/01 (a)    Outstanding
------------------  ---  ----------------------------------------  -------------------  -----------
Michael J. Chewens   40  Senior Executive Vice President, Chief              240(1)             *
                          Financial Officer of NBT and                     4,513(1)(a)          *
                         NBT Bank since January                           55,240(4)             *
                          2002;  EVP of same 1999-2001;
                          Secretary of NBT and NBT Bank
                          since December 2000;
                          Senior Vice President Control Group,
                          1995-1999

Martin A. Dietrich   46  President and Chief Operating                     5,222(1)             *
                          Officer of NBT Bank since September             14,975(1)(a)          *
                          1999; Executive Vice President of                8,306(2)             *
                          Retail Banking 1998-1999; Senior                   848(2)(a)          *
                          Vice President of Retail Banking                75,677(4)             *
                          1996-1998                                        7,000(e)             *

David E. Raven       39  President and Chief Operating Officer             5,349(1)             *
                          of Pennstar Bank Division since August           3,749(1)(a)          *
                          2000; Senior Vice President of Sales and        25,943(4)             *
                          Administration, September 1999 -
                          August 2000; Retail Sales Manager
                          1996 - 1999

     All directors and executive officers as a group beneficially owned 3,329,409 shares as of March 15, 2002, which represented 10.04% of total shares outstanding, including shares owned by spouses, minor children and trusts, as to which beneficial ownership is disclaimed, and options exercisable within sixty days. Based on currently available Schedules 13D and 13G filed with the SEC, we do not know of any person who is the beneficial owner of more than 5% of our common stock.

NOTES:
(a) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers and includes shares held in the names of spouses, minor children and trusts as to which beneficial ownership is disclaimed. These indirectly held shares total 82,938 for the spouses, minor children and trusts. In the case of officers and officers who are directors, shares of our stock held in NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan as of December 31, 2001 totaling 32,056 are included.
(b) Preferred Mutual Insurance Company, of which Paul O. Stillman is Chairman and Director, and John C. Mitchell is a Director, owns 164,041 shares; Messrs. Stillman and Mitchell disclaim any beneficial ownership of these shares.
(c) The Phyllis A. & Daryl R. Forsythe Foundation, of which Daryl R. Forsythe is a Director, owns 5,180 shares. Mr. Forsythe disclaims any beneficial ownership of these shares.
(d) New York Central Mutual Fire Insurance Company, of which Mr. Robinson serves as Chairman of the Board, Secretary and C.E.O., owns 888,471 shares. Mr. Robinson disclaims any beneficial ownership of these shares.
(e) Mr. Dietrich has power of attorney for his mother, who owns 7,000 shares. Mr. Dietrich disclaims any beneficial ownership of these shares.

(1)  Sole voting and investment authority.
(2)  Shared voting and investment authority.
(3) Shares under option from the NBT 2001 Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan, which are exercisable within sixty days of December 31, 2001.
(4) Shares under option from the NBT 1993 Stock Option Plan, which are exercisable within sixty days of December 31, 2001.
*    Less than 1%

     OUR BOARD UNANIMOUSLY RECOMMENDS OUR STOCKHOLDERS VOTE FOR FIXING THE NUMBER OF DIRECTORS AT SIXTEEN AND ELECTING THE EIGHT NOMINEES SELECTED BY OUR BOARD NAMED IN THE PRECEDING TABLE. THE NAMED AGENTS WILL VOTE YOUR PROPERLY EXECUTED PROXY FOR FIXING THE SIZE OF OUR BOARD AT SIXTEEN AND FOR ELECTION OF THE NAMED NOMINEES FOR DIRECTOR UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.

VOTE REQUIRED

     The directors to be elected at the annual meeting will be determined by a plurality vote of the shares of our common stock represented at our annual meeting in person or by proxy and entitled to vote on the election of directors. This means that the nominees for each class who receive the most votes will be elected to that class.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During 2001, there were eleven meetings of our Board. Each member attended at least 75% of the meetings of the Board and those committees on which he served.

NOMINATING, ORGANIZATION AND BOARD AFFAIRS COMMITTEE:

     Chairman:    Daryl R. Forsythe

     Members:     Andrew S. Kowalczyk, Jr.
                  J. Peter Chaplin
                  Bruce D. Howe
                  Gene E. Goldenziel
                  Williams L. Owens
                  Joseph A. Santangelo

     This committee nominates directors for election for our company and our subsidiaries. The committee also functions to insure a successful evolution of management at the senior level. This committee met three times in 2001.

     Our bylaws provide that nominations of candidates for election as our directors must be made in writing and delivered to or received by our President within ten days following the day on which public disclosure of the date of any stockholders' meeting called for the election of directors is first given. Such notification must contain the name and address of the proposed nominee, the principal occupation of the proposed nominee, the number of shares of our common stock that the notifying stockholder will vote for the proposed nominee, including shares to be voted by proxy, the name and residence of the notifying stockholder, and the number of shares of our common stock beneficially owned by the notifying stockholder.


COMPENSATION AND BENEFITS COMMITTEE:

     Chairman:     Andrew S. Kowalczyk, Jr.

     Members:      Dr. Peter B. Gregory
                   John C. Mitchell
                   Paul O. Stillman
                   William L. Owens
                   William C. Gumble
                   Gene E. Goldenziel
                   Van Ness D. Robinson

     This committee has the responsibility of reviewing the salaries and other forms of compensation of the key executive personnel of NBT and our subsidiaries. The committee administers our pension plan, 401(k) and employee stock ownership plan, the directors and officers stock option plans and the employee stock purchase plan. This committee met five times in 2001.

RISK MANAGEMENT COMMITTEE

     Chairman:     John C. Mitchell

     Members:      J. Peter Chaplin
                   Joseph G. Nasser
                   Richard Chojnowski
                   William C. Gumble
                   Bruce D. Howe
                   Joseph A. Santangelo

     The Risk Management Committee, our audit committee, represents our Board in fulfilling its statutory and fiduciary responsibilities for independent audits of NBT including monitoring accounting and financial reporting practices and financial information distributed to stockholders and the general public. Further, the committee is responsible for determining that we operate within prescribed procedures in accordance with adequate administrative, operating and internal accounting controls. It also makes recommendations to our Board with respect to the appointment of independent auditors for the following year. Our Board has determined that each of the members of the Risk Management Committee satisfies the requirements of NASDAQ as to independence, financial literacy and experience. As an independent director of our Board of Directors, no member of the Risk Management Committee is an officer or employee of our company or any of our subsidiaries nor does any member have a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. This committee met five times in 2001.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our Directors and Executive Officers must, under Section 16(a) of the Securities Exchange Act of 1934, file certain reports of their initial ownership of our common stock and of changes in beneficial ownership of our securities.
To our knowledge, all filing requirements under the Securities Exchange Act were satisfied.

                     COMPENSATION OF DIRECTORS AND OFFICERS

BOARD OF DIRECTORS FEES

     For 2001, members of our Board received a $3,000 annual retainer in the form of restricted stock which vests over a three-year period and $600 in cash for each Board meeting attended. Our Board members also received $600 in cash for each committee meeting attended. Chairmen of the committees received $900 in cash for each committee meeting attended. Our officers who are also directors do not receive any Board fees. For 2002, members of our Board will receive an annual retainer in the amount of $9,000 which will be payable in the form of restricted stock which will vest over a three-year period. Directors will receive $900 in cash for each Board meeting attended. Our Board members will also receive $600 in cash for each committee meeting attended. Chairmen of the committees will receive $900 in cash for each committee meeting attended. Our officers who are also directors do not receive any Board fees. Our Board has adopted the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan. Under this plan, in 2002, we granted at the fair market value per share on the date of the grant to each of our non-employee directors an option to purchase 1,000 shares of our common stock multiplied by the number of NBT Bancorp Board meetings attended in 2001 and divided by the number of NBT Bancorp Board meetings held in 2001. Former CNB directors, who are now on our Board, were granted 1,000 shares irregardless of attendance for 2001 only. In subsequent years we will grant, using this same formula, to each of our non-employee directors an option to purchase up to 1,000 shares of our common stock for their service on our Board. We also provide health insurance for two directors of NBT; the premium for this insurance coverage totaled $8,258 and $6,352 for Messrs. Gene E. Goldenziel and Joseph G. Nasser, respectively, in 2001.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning our chief executive officer and our three most highly compensated executive officers, other than the chief executive officer, who were serving as executive officers at the end of 2001 and whose total annual salary and bonus exceeded $100,000 in 2001.

                                               SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                                                ------------------------
                                                 Annual Compensation
                                        --------------------------------------  Awards
                                                                                Securities
Name and                                                          Other Annual  Underlying      LTIP      All Other
Principal Position                Year   Salary      Bonus(1)     Compensation  Options(2)    Payouts    Compensation(3)
--------------------------------  ----  --------  --------------  ------------  -----------  ----------  ---------------
Daryl R. Forsythe,                2001  $350,000  $      140,625                     54,500  $       0   $        92,294
Chairman, President and           2000   303,854         200,000                     50,400         -0-          167,337
Chief Executive Officer           1999   300,000         200,000                     46,935         -0-          312,780
of NBT

Michael J. Chewens,               2001   217,092          49,871                     25,600         -0-           40,870
Senior Executive Vice President,  2000   168,315          81,500                     18,800         -0-           87,929
Chief Financial Officer           1999   113,846          65,000                      9,660         -0-          112,508
and Secretary of NBT and
NBT Bank

Martin A. Dietrich,               2001   253,365          91,650                     43,246         -0-          184,205
President  and Chief              2000   231,604         147,500                     38,600         -0-          165,666
Operating Officer                 1999   184,231         155,000                     15,540         -0-           15,009
of NBT Bank

David E. Raven,                   2001   189,154          46,500                     22,400         -0-           71,395
President and                     2000   146,034          77,000                      8,400         -0-           35,020
Chief Operating Officer of        1999   112,711          37,500                      7,460         -0-           31,052
Pennstar Bank Division

NOTES:
(1) Represents discretionary amount paid in lieu of a bonus paid in 2001 and bonuses under our Executive Incentive Compensation Plan earned in the specified year and paid in January of the following year for 1999 and 2000.
(2)- Number of common stock option grants adjusted for the 5% stock dividend in December 1999.
(3)- In 2000 and 1999, NBT made discretionary contributions of $266,225, and $487,384, respectively, to NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan ("401(k)/ESOP"). With these contributions, NBT Bank as trustee of the 401(k)/ESOP purchased shares of our common stock at fair market value on the dates of purchase and allocated these shares to the accounts of the participants. The amount shown includes the amount allocated to the named executive. There was no discretionary payout in 2001. An individual's maximum compensation eligible for the 401(k)/ESOP contribution is $170,000 for 2001 and $200,000 for 2002. Includes payments by us with respect to the death benefits agreement ($1,026 for Mr. Forsythe) and disability agreement ($7,734 and $3,470 for Messrs. Forsythe and Chewens, respectively). Matching contributions by us under our 401(k) in the amount of $5,100 were made on behalf of each of Messrs. Forsythe, Chewens, Dietrich and Raven. Compensation associated with Company owned vehicles totaled $4,484, $4,189 and $3,209 for Messrs. Forsythe, Dietrich and Raven in 2001. Moving Expenses incurred by Mr. Raven totaled $54,586. Options exercised during 2001 had total values realized of $137,516 for Mr. Dietrich. Contributions made to the Cash Balance Pension plans of Messrs. Forsythe, Chewens, Dietrich and Raven were $73,950, $32,300, $37,400 and $8,500 respectively.


                            OPTION GRANTS INFORMATION

     The following table presents information concerning grants of stock options made during 2001 to each of the named executive officers The potentially realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercises and common stockholdings are dependent on the future performance of our common stock. There can be no assurance that the potential realizable values shown in this table will be achieved.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                               Potential Realizable Value
                                                                               at Assumed Annual Rates
                                                                               of Stock Price Appreciation
                                 Individual Grants                             for Option Term (2)
                          -------------------------------                      ---------------------------
                           # of
                        Securities      % of Total
                        Underlying   Options Granted    Exercise
                          Options      to Employees      Price
Name                    Granted(1)    in Fiscal Year     ($/Sh)    Expiration Date     5%          10%
----------------------  -----------  ----------------  ----------  ---------------  ---------  -----------
Daryl R. Forsythe            54,500              7.8%  $  16.0625  January 2011     $550,539   $1,395,172
Michael J. Chewens           25,600              3.6%     16.0625  January 2011      258,601      655,347
Martin A. Dietrich           38,900              5.5%     16.0625  January 2011      392,953      995,820
Martin A. Dietrich (3)        4,346              0.6%     16.2270  August 2011        44,351      112,395
David E. Raven               22,400              3.2%     16.0625  January 2011      226,276      573,429

NOTES:
(1) Nonqualified options have been granted at fair market value at the date of grant. Options vest 40% after one year from grant date; an additional 20% vest each following year.
(2) The potential realizable value of each grant of options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term, at the specified annualized rates. The assumed growth rates in price in our stock are not necessarily indicative of actual performance that may be expected. The amounts exclude the cost by the executive to exercise such options.
(3) These options were granted in accordance with the reload provisions of the 1993 Stock Option Plan upon the exercise of Mr. Dietrich of various options.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table presents information concerning the exercise of stock options during 2001 by each of the named executive officers, and the value at December 31, 2001, of unexercised options that are exercisable within sixty days of December 31, 2001. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. All information has been adjusted for stock dividends and splits. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of our common stock on the date of exercise. There can be no assurance that these values will be realized.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                            Number of Securities    Value of Unexercised
                                            Underlying Unexercised  In the Money Options
                                            Options at FY End       at FY End(2)
                                            ----------------------  ------------------------------
                       Shares Acquired           Exercisable/        Exercisable/
Name                     on Exercise          Value Realized(1)      Unexercisable   Unexercisable
------------------  ----------------------  ----------------------  ---------------  --------------
Daryl R. Forsythe                      -0-  $                  -0-  312,232/252,084  $    476,481/0
Michael J. Chewens                     -0-                     -0-    55,240/24,812        61,947/0
Martin A. Dietrich                  21,146                 137,516    75,677/46,235        35,790/0
David E. Raven                         -0-                     -0-    25,943/17,829         4,647/0

NOTES:
(1) Represents difference between the fair market value on the date of exercise of the securities underlying the options and the exercise price of the options.
(2) Represents difference between the fair market value of the securities underlying the options and the exercise price of the options at December 31, 2001.

PENSION PLAN

     Our executives participate in the NBT Bancorp Inc. Defined Benefit Pension Plan. This plan is a noncontributory, tax-qualified pension plan. Eligible employees are those who work at least 1,000 hours per year, have completed one year of eligibility service and have attained age 21. The plan provides for 100% vesting after five years of qualified service. Prior to the amendment and restatement of the plan effective January 1, 2000, the plan had received a determination from the Internal Revenue Service that the plan was qualified under Section 401(a) of the Internal Revenue Code. The plan, as amended and restated effective January 1, 2000, was recently submitted to the Internal Revenue Service for determination. The plan was converted to a cash balance pension plan, effective January 1, 2000. Prior to that date the plan was a traditional defined benefit pension plan.

     Under a cash balance plan such as our plan, hypothetical account balances are established for each participant and pension benefits are generally stated as the lump-sum amount in that hypothetical account. Notwithstanding the preceding sentence, since a cash balance plan is a defined benefit plan, the annual retirement benefit payable at normal retirement (age 65) is an annuity, which is the actuarial equivalent of the participant's account balance under the cash balance plan. However, participants may elect, with the consent of their spouses if they are married, to have the benefits distributed as a lump sum rather than an annuity. Benefits under the plan for 2001 are computed using a cash balance methodology that provides for pay-based credits to the participants' hypothetical accounts equal to 5 to 43.5 percent (depending on age and other factors) on the first $170,000 of annual eligible compensation. Eligible compensation under the plan is defined as fixed basic annual salary or wages, commissions, overtime, cash bonuses, and any amount contributed by us at the direction of the participant pursuant to a salary reduction agreement and excludible from the participant's gross income under Section 125 or Section 402(e)(3) of the Internal Revenue Code, but excluding any other form of remuneration, regardless of the manner calculated or paid such as amounts realized from the exercise of stock options, severance pay or our cost for any public or private benefit plan, including this pension plan. In addition to the pay-based service credits, monthly interest credits are made to the participant's account balance based on the average annual yield on 30-year U.S. Treasury securities for the November of the prior year. Each active participant in the pension plan as of January 1, 2000 was given a one-time irrevocable election to continue participating in the traditional defined benefit plan design or to begin participating in the new cash balance plan design. All employees who became participants after January 1, 2000 automatically participated in the cash balance plan design. Each of our executives chose to participate in the cash balance plan design. The opening account balance of each participant in the plan on January 1, 2000, who made the one-time irrevocable election to participate in the cash balance plan design, was computed to be the greater of the following two amounts:

     - 5% of the participant's final average earnings at January 1, 2000 (annual compensation for the three consecutive years of benefit service, during the last ten years of benefit service before January 1, 2000, which produce the highest average), multiplied by the participant's years of benefit service before January 1, 2000 (with no limit on benefit service); or

     - The lump sum present value of the participant's accrued benefit under the traditional plan design as of December 31, 1999. The lump sum present value was determined using the prevailing commissioners' standard mortality table as of January 1, 2000 (a 50/50 blend of the 1983 Group Annuity Mortality Table for males and females), and a 6.15% interest rate. The interest rate is equal to the 30-year U.S. Treasury rate for November 1999.

     The following table shows the estimated annual benefits payable upon retirement at normal retirement age (NRA) for each of the named executive officers.

EXECUTIVE               ANNUITY BENEFIT AT NRA
----------------------  ----------------------
Mr. Forsythe            $               26,962
----------------------  ----------------------
Mr. Chewens             $               28,755
----------------------  ----------------------
Mr. Dietrich            $               43,412
----------------------  ----------------------
Mr. Raven               $               10,191
----------------------  ----------------------

     Pension benefits under the plan are not subject to reduction for Social Security benefits or other offset amounts. Section 415 of the Internal Revenue Code places certain limitations on pension benefits that may be paid from the trusts of tax-qualified plans, such as the plan. Because of these limitations and in order to provide certain of our executives with adequate retirement income, we have entered into supplemental retirement agreements which provide retirement benefits to the named executives in the manner discussed below. It should be noted that where applicable the amounts payable under the supplemental retirement agreements, as discussed in the following section, are offset by payments made under our pension plan, the annuitized employer portion of our 401(k)/ESOP and social security.

SUPPLEMENTAL RETIREMENT AGREEMENTS AND PLAN

     We have entered into an agreement with Mr. Forsythe to provide him with supplemental retirement benefits, revised most recently on January 28, 2002, which we refer to as the "SERP." The SERP for the benefit of Mr. Forsythe provides that his combined annual benefit at normal retirement, taking into consideration (a) the annual benefit payable to Mr. Forsythe under our pension plan, (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than Mr. Forsythe's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, the amount to be determined by an actuary selected by us or NBT Bank, (c) his social security benefit and (d) the SERP, will be equal to 75% of Mr. Forsythe's final average compensation (i.e., average annual base salary, commissions, bonuses and elective deferrals not includible in Mr. Forsythe's gross income under our 401(k)/ESOP and cafeteria plan for the five years of benefit service under our pension plan out of the last ten years of benefit service that produces the highest average, the ten years to be those immediately preceding the date of retirement but without regard to any Internal Revenue Code limitations on compensation applicable to tax-qualified plans). Reduced amounts will be payable under the SERP in the event Mr. Forsythe takes early retirement. If Mr. Forsythe becomes disabled before he attains age 62, he will be treated for purposes of the SERP as if he had continued to be employed by NBT Bank until he reached age 62, and then retired. If Mr. Forsythe dies, his spouse will be entitled to an annual benefit for life equal to 50% of the benefit payable to Mr. Forsythe and, if such death occurs before he retires, as if he had retired and begun receiving his benefit before he died. Except in the case of early retirement, disability or death, payment of benefits will commence upon the first day of the month after Mr. Forsythe attains age 65. Assuming a retirement age of 65, satisfaction of applicable SERP conditions, that he is currently 65, and that his 2001 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Mr. Forsythe would be $412,500. The SERP provides that it will at all times be unfunded except that, in the event of a change in control, NBT Bank will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.

     We have also entered into agreements with Messrs. Chewens and Dietrich and we have adopted a Supplemental Executive Retirement Plan, in which they participate, to provide them with SERP's. The SERP's for the benefit of Messrs. Chewens and Dietrich provide that the combined annual supplemental benefit at normal retirement, taking into consideration (a) the annual benefit payable to the executive under our pension plan, (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, the amount to be determined by an actuary selected by us or NBT Bank, (c) his social security benefit and (d) the SERP, will be equal to the greater of (1) 50% of the executive's final average compensation (i.e. average annual base salary, commissions, bonuses and elective deferrals not includible in the executive's gross income under our 401(k)/ESOP and cafeteria plan for the five years of benefit service under our pension plan out of the last ten years of benefit service that produces the highest average, the ten years to be those immediately preceding the date of retirement but without regard to any Internal Revenue Code limitations on compensation applicable to tax qualified plans) or (2) the sum of the annual amount of the executive's benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code plus the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code and using the actuarial assumptions set out in our pension plan. Reduced amounts will be payable under the SERP in the event Mr. Chewens or Mr. Dietrich takes early retirement. If Mr. Chewens or Mr. Dietrich dies leaving a surviving spouse, his spouse will be entitled to an annual benefit for life equal to the annual survivor annuity benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code, reduced by the surviving spouse benefit actually payable under such plan, plus a lump sum amount equal to contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code, reduced by the amounts actually contributed to our 401(k)/ESOP, plus the earnings on such net amount. If the executive dies after attaining age 60 and after he has retired, but before payment of benefits has commenced, the surviving spouse will also receive an annual benefit equal to 50% of the excess, if any, of 50% of the executive's final average compensation (as defined above) over the sum of (1) the annual amount of the executive's benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code and (2) the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code and using the actuarial assumptions set out in our pension plan, and (c) the executive's social security benefits. Except in the case of early retirement or death, payment of benefits will commence upon the first day of the month after Mr. Chewens or Mr. Dietrich attains age 62. Assuming a retirement age of 62, satisfaction of applicable SERP conditions, that he is currently 62, and that his 2001 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Mr. Chewens would be $152,867. Assuming a retirement age of 62, satisfaction of applicable SERP conditions, that he is currently 62, and that his 2001 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Mr. Dietrich would be $200,433. The SERP's for both Mr. Chewens and Mr. Dietrich provide that they will at all times be unfunded except that, in the event of a change in control, NBT Bank will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.

EMPLOYMENT AGREEMENTS

     Effective January 1, 2000, we entered into an employment agreement with Mr. Forsythe, which was revised on January 22, 2001 and again on January 1, 2002. The agreement provides that Mr. Forsythe will serve as our chairman, president and chief executive officer until August 2, 2003, except that the term of employment may be extended for one or two additional years by mutual agreement of the parties. Mr. Forsythe's annual salary will be not less than $375,000 during 2002 and $425,000 during 2003 and, if applicable, thereafter. Mr. Forsythe's salary in 2002 reflects his election to only take one half of the contractual increase to which he was entitled. Mr. Forsythe will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Forsythe a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. The agreement also provides to Mr. Forsythe paid vacation time in accordance with our policies as they apply to officers of Mr. Forsythe's rank. In addition, Mr. Forsythe will be excused from physical presence at our headquarters for the months of January, February and March, except on an as-required basis as mutually agreed by our board of directors. Under the agreement Mr. Forsythe will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Forsythe's employment is terminated by us other than for "cause" (as defined) or by Mr. Forsythe for "good reason" (as defined), Mr. Forsythe will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual and sick leave and severance payments equal to his salary for two years. However, if such termination is covered by his change in control agreement (discussed below), his severance payments will be determined under that agreement.

     Effective January 1, 2000, we also entered into an employment agreement with Mr. Dietrich, which was revised on January 1, 2002. The agreement with Mr. Dietrich provides that he will serve as the president, chief operating officer and a director of NBT Bank through January 1, 2005, with automatic one-year extensions occurring annually beginning January 1, 2003. Mr. Dietrich's salary in 2002 is $260,000 and the agreement provides for minimum increases of 8 percent per annum. In 2002, Mr. Dietrich relinquished his right to an 8% increase and accepted a 4% increase. Mr. Dietrich will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Dietrich a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Dietrich will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Dietrich's employment is terminated by us other than for "cause" (as defined) or by Mr. Dietrich for "good reason" (as defined), Mr. Dietrich will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual and sick leave, and severance payments equal to his salary until the later of January 1, 2005, the date to which the term of employment has been automatically extended or 24 months after the termination date. However, if such termination is covered by his change in control agreement (discussed below), his severance payments will be determined under that agreement.

     Effective June 1, 2000, we entered into an employment agreement with Mr. Chewens, which was revised on January 1, 2002. The agreement with Mr. Chewens provides that he will serve as a senior executive vice president of our Company, our chief financial officer and a senior executive vice president and chief financial officer of NBT Bank through January 1, 2005, with automatic one-year extensions occurring annually beginning January 1, 2003. Mr. Chewens' salary in 2002 is $214,500 and the agreement provides for minimum increases of 8 percent per annum. In 2002, Mr. Chewens relinquished his right to an 8% increase and accepted a 4% increase. Mr. Chewens will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Chewens a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Chewens will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Chewens' employment is terminated by us other than for "cause" (as defined) or by Mr. Chewens for "good reason" (as defined), Mr. Chewens will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual and sick leave, a relocation payment if he relocates outside the Binghamton area within 18 months and severance payments equal to his salary until the later of January 1, 2005, the date to which the term of employment has been automatically extended or 24 months after the termination date. However, if such termination is covered by his change in control agreement (discussed below), his severance payments will be determined under that agreement.

     Effective August 1, 2001, we entered into an employment agreement with Mr. Raven, which was revised on January 1, 2002. The agreement with Mr. Raven provides that he will serve as the president and chief operating officer of our Pennstar Bank division through January 1, 2005, with automatic one-year extensions occurring annually beginning January 1, 2003. Mr. Raven's annual salary in 2002 is $200,000 and the agreement provides for minimum increases of 8 percent per annum. Mr. Raven will be eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with our compensation policies. The agreement also grants Mr. Raven a right to stock options to be granted to him annually under our 1993 Stock Option Plan, computed using a formula approved by us that is commensurate with his title and salary grade. The option exercise price will be the fair market value of the stock at time of grant. Under the agreement Mr. Raven will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans. In the event Mr. Raven's employment is terminated by us other than for "cause" (as defined) or by Mr. Raven for "good reason" (as defined), Mr. Raven will be entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, the cash equivalent of his accrued annual and sick leave, a relocation payment if he relocates outside the Scranton area within 18 months and severance payments equal to his salary until the later of January 1, 2005, the date to which the term of employment has been automatically extended or 24 months after the termination date. However, if such termination is covered by his change in control agreement (discussed below), his severance payments will be determined under that agreement.

CHANGE IN CONTROL AGREEMENTS

     We have entered into a change in control agreement with each of Messrs. Forsythe, Chewens, Dietrich and Raven most recently on July 23, 2001. The agreements for Messrs. Forsythe, Chewens, Dietrich and Raven provide in general that, in the event there is a change in control of us or NBT Bank and further, if within 24 months from the date of such change in control, Mr. Forsythe's, Chewens', Dietrich's or Raven's respective employment with us or NBT Bank is terminated without cause or by the executive with good reason (as defined in the agreement), or if within 12 months of such change in control, the executive resigns, irrespective of the existence of good reason, Messrs. Forsythe, Chewens, Dietrich or Raven will be entitled to receive 2.99 times the greater of
(1) the sum of his annualized salary for the calendar year in which the change in control occurs, the maximum target bonus that could have been paid to him for such year if all applicable targets and objectives had been achieved, or if no formal bonus program is in effect, the largest bonus amount paid to him during any of the three preceding calendar years, his income from the exercise of nonqualified stock options during such year and other annualized amounts that constitute taxable income to him from us for such year, without reduction for salary reduction amounts that are excludible from taxable income or (2) his average annual compensation includible in his gross income for federal income tax purposes for the three years immediately preceding the year in which the change in control occurs, including base salary, bonus and ordinary income recognized with respect to stock options, without reduction for salary reduction amounts that are excludible from taxable income, plus any gross-up amount required to compensate for the imposition of any excise taxes under section 4999 of the Internal Revenue Code. Moreover, if the executive's employment with us or NBT Bank is terminated without cause or by the executive with good reason (as defined in the agreements) within 24 months of such change in control, or if the executive resigns within 12 months of such change in control irrespective of the existence of good reason, we or NBT Bank will maintain in effect, for the continued benefit of the executive and his spouse and family, if applicable, for three years after the executive's date of termination, or such longer period as is provided in the appropriate plan, all noncash employee benefit plans, programs, or arrangements (including pension and retirement plans and arrangements, stock option plans, life insurance and health and accident plans and arrangements, medical insurance plans, disability plans, and vacation plans) in which the executive was entitled to participate immediately prior to the executive's date of termination, as in effect at the date of termination, or, if more favorable to the executive and his spouse and family, as applicable, at any time thereafter with respect to executive employees of our company or any successor; provided that the executive's continued participation is possible after his termination under the general terms and provisions of the plans, programs, and arrangements. However, if the executive becomes eligible to participate in a benefit plan, program, or arrangement of another employer which confers substantially similar benefits upon the executive, the executive will cease to receive the benefits in respect of our plan, program, or arrangement. In the event that the executive's participation in any such plan, program, or arrangement is barred, we or NBT Bank will arrange to provide the executive with benefits substantially similar to those which the executive is entitled to receive under such plans, programs and arrangements or alternatively, pay an amount equal to the reasonable value of substantially similar benefits. In addition, each executive's benefit under any SERP shall be fully vested and his benefit thereunder will be determined as if his employment had continued for three additional years (or such lesser period after which the maximum benefit is attained), at an annual compensation equal to the amount determined for purposes of calculating his severance amount. Moreover, under certain circumstances we or NBT Bank or the acquiring entity will provide the executive with health coverage for the maximum period after termination of employment for which COBRA continuation coverage is available. The agreements are effective until December 31, 2003, and are automatically renewed for one additional year commencing at December 31, 2001 and each December 31 of following years, and will be automatically extended for 24 months from the date of such a change in control.

DARYL R. FORSYTHE EMPLOYMENT

     In addition to the employment agreement and supplemental retirement agreement between Mr. Forsythe and us described above, we and Mr. Forsythe have entered into a wage continuation plan which provides that during the first three months of disability Mr. Forsythe will receive 100% of his regular wages reduced by any benefits received under social security, workers' compensation, state disability plan or any other similar government plan or other program, such as group coverage, paid for by us. Additionally, if the disability extends beyond three months, Mr. Forsythe will receive payments of $7,000 per month under an insurance policy with the New England Mutual Life Insurance Company. The annual cost of the policy is $7,734, which is reflected in the Summary Compensation Table above. We and Mr. Forsythe have entered into a death benefits agreement, which was amended most recently on January 28, 2002. The policy is a split-dollar life insurance policy on Mr. Forsythe's life in the face amount of $800,000. We are the owner of the policy and have the right to designate another officer or employee as the insured under the policy upon termination of the agreement. Upon Mr. Forsythe's death, his named beneficiary will receive $600,000 from the policy's proceeds, while we will receive the remainder of the policy's proceeds. Upon termination of the death benefits agreement (e.g., upon termination of Mr. Forsythe's employment), Mr. Forsythe is required to transfer all of his right, title, and interest in the policy to us. We pay the premium on the policy, of which an actuarially determined amount is attributable to Mr. Forsythe and is reflected in the Summary Compensation Table above. In addition, we entered into a split dollar agreement with Mr. Forsythe on January 28, 2002, with respect to a life insurance policy on Mr. Forsythe's life in the amount of $1,500,000. We are the owner of the policy and have the right to designate another officer or employee as the insured under the policy upon termination of the agreement. Upon Mr. Forsythe's death, his named beneficiary will receive $1,000,000 from the policy's proceeds, while we will receive the remainder of the policy's proceeds. We pay the premium on the policy, of which an actuarially determined amount is attributable to Mr. Forsythe.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 2001, the following directors served as members of our Compensation and Benefits Committee: Andrew S. Kowalczyk, Jr., Dr. Peter B. Gregory, John C. Mitchell, Paul O. Stillman, William L. Owens, William C. Gumble, Gene E. Goldenziel and Van Ness D. Robinson. None of the persons who served on this committee in 2001 served as an officer or employee of NBT or any of its subsidiaries. The law firm of Kowalczyk, Tolles, Deery and Johnston, of which Director Andrew S. Kowalczyk, Jr., Chairman of the Compensation and Benefits Committee, is a partner, provides legal services to us and NBT Bank from time to time as does the law firm of Harris Beach LLP, of which Director William L. Owens, a member of the Compensation and Benefits Committee, is a partner. These services occur in the ordinary course of business and at the same terms as those prevailing for comparable transactions with other law firms. From time to time NBT Bank makes loans to its directors and executive officers and related persons or entities. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The primary responsibility of the Compensation and Benefits Committee is to design, implement, and administer all facets of our compensation and benefits programs for all employees. The committee is composed entirely of outside, non-employee directors. The committee approves participants who are eligible for the Executive Incentive Compensation Plan, sets the compensation plan targets for each year and approves payouts under the plan, awards director and officer stock option grants, approves the annual contribution to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan for all employees, approves executive compensation, annually reviews the performance of the CEO and recommends the CEO compensation package to our Board. The committee presents its actions to our Board for approval. The objective of our executive compensation program is to develop and maintain executive reward programs, which contribute to the enhancement of shareholder value, while attracting and retaining key executives who are critical to our long-term success. It is expected that total compensation will vary annually, based on the company's and individual performance.

     The compensation committee retained the services of an executive salary and benefits consultant, who is independent and unassociated with NBT, the CEO, or any member of our Board or management, to assist in setting the total compensation package of senior management. To assist the committee in fulfilling its responsibilities, the independent consultant has provided advice and guidance directed toward ensuring that our Board's practices are consistent within the industry, consistent with and in support of our goals and objectives and fairly applied throughout our company.

     The committee believes it is critical to our ongoing success that its executives continue to be among the most highly qualified and talented available to lead the organization in the creation of shareholder value. In support of this objective, the philosophy of the committee in approving and recommending executive compensation is based upon the following criteria:

     - Design a total compensation package that includes a base salary, an annual incentive plan that is linked to stockholder interests, and a stock option plan that encourages share ownership and is also linked with stockholder interests.

     - Set base salaries that are commensurate with each individual's responsibility, experience, and contribution to us.

     - Ensure that salaries are competitive within the industry so as to be able to attract and retain highly qualified executives.

     -    Promote a pay for performance culture.

     Our executive compensation program, discussed in detail below, is made up of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentives and stock option grants. The committee and our management believe that variable compensation should be based both on short-term and long-term measurements and be directly and visibly tied to our performance, so that, while introducing appropriate risk in the payout levels, such compensation will promote a pay for performance culture within the executive team.

     In reviewing executive compensation, the committee considers a variety of factors including past performance and our Board's expectations for improvement in the future. The CEO and senior executive management review executive compensation throughout the year. The CEO presents recommendations for compensation for the Executive Management Team to the committee each year prior to year-end for their approval. The committee annually reviews the CEO's performance against pre-established goals and with respect to our performance. The committee considers improvements in historical measures such as ROA, ROE, profit levels, non-performing assets to total assets and net non-interest expense to total expense in its assessment of performance.

BASE SALARY. Although not specifically weighted, the committee considered the performance of each executive, the level of responsibility, and current inflationary indices in establishing base salaries for executive officers. The committee has established salary ranges with the assistance of the salary and benefits consultant; salary ranges are based upon responsibility, experience, and individual performance. Mr. Forsythe receives an annual salary of $375,000 for 2002. In determining Mr. Forsythe's salary, the committee took into consideration the salaries of CEOs of similar-sized companies, the performance of NBT, and the recommendations of the salary consultant.

CEO COMPENSATION. The Compensation Committee, in determining the compensation for Mr. Forsythe, considered the Company's size and complexity, financial condition and results, including progress in meeting strategic objectives. Mr. Forsythe's 2001 salary was $350,000, an increase of 15%, compared to $303,854 in 2000. Annually the Company retains an independent compensation consultant to obtain an opinion regarding the reasonableness of total compensation in comparison to the total compensation provided by similarly situated publicly-traded financial institutions. The Compensation Committee also sought the advice of that consultant in connection with the grant of options. For 2001, the Compensation Committee intended that total compensation for Mr. Forsythe to be reasonable in comparison to similarly situated publicly-traded financial institutions.

EXECUTIVE INCENTIVE COMPENSATION PLAN. The committee, working with an outside salary and benefits consultant, designed the current incentive plan that links the payout with stockholder interests. The committee reviews the compensation plan annually. The compensation plan, as it now exists, has three components which determine the potential award within such plan: return on assets, return on equity, and a net income goal. The compensation plan has a minimum net income requirement before any payout is possible. There are participative levels within the compensation plan which range from the maximum payout being 75% of salary for the CFO, and presidents of our NBT Bank and Pennstar Bank divisions. Beginning in 2001, each level has a corporate performance component while various levels incorporate a division component and/or an individual performance component. The corporate component is 80% for the CFO and 20% for the division presidents while the CFO's individual performance component is 20% and the division component is 80% for the division presidents. The committee sets "stretch" targets under the plan.

     The compensation plan requires that the Chief Executive Officer will have purchased such number of shares of our common stock as will equal at the end of the five years beginning in 1999, an amount twice his or her current base salary.

No bonuses were paid under the executive incentive compensation plan with respect to 2001, however there was a supplemental payment in lieu of a bonus made to substantially all employees of the Company as described below.

SUPPLEMENTAL PAYMENTS IN LIEU OF A BONUS. The Compensation and Benefits Committee evaluated the performance of the named executive officers and other employees in light of NBT's merger and acquisition activity during 2001 and other factors and determined to pay supplemental cash payments in lieu of bonuses to the named executive officers and other employees. The amounts of such payments to the named executive officers are included in the Summary Compensation Table under the heading "Bonus".

401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

     Effective January 1, 2002, we amended the 401(k) and Employee Stock Ownership Plan generally effective January 1, 2001, to incorporate the merger of the Central National Bank 401(k) Plan, First National Bank of Northern New York Employee Stock Ownership Plan, and First National Bank of Northern New York Employee Profit Sharing Plan. In addition, the Plan has been amended effective January 1, 2002 to incorporate certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001, ("EGTRRA"). The Plan is administered by us. Discretionary and matching contributions are invested primarily in our common stock. The investment of employee salary reduction contributions is participant-directed. At December 31, 2001, the Plan owned 1,175,059 shares of our common stock, 3% of total shares outstanding.

     All of our employees and those of NBT Bank and effective January 1, 2002, the employees First National Bank of Northern New York and Central National Bank, are eligible to participate in the Plan on the first day of the month coinciding with or next following their attainment of age 21 and the completion of one year of service (i.e., the completion of 1,000 hours of service during the 12-month eligibility computation period). The Plan provides for partial vesting of an employee's interest in the plan at 20% per year with 100% vesting being achieved after five years of qualified service, other than (1) former participants in the Pioneer American Bank, N.A. 401(k) Plan who vest at the rate of 20% per year for the first two years of service and become 100% vested after the completion of three years of service and (2) former participants in the M. Griffith, Inc. Employee Savings Plan who vest at the rate of 0% for the first year of service and become 100% vested after the completion of two years of service.

     Employees are eligible to make salary reduction contributions on the first day of the month coinciding with or next following their date of hire if they are scheduled to work at an annual rate of 1,000 hours. The Plan provides that an eligible employee may elect to defer up to the Internal Revenue Code Section 402(g) limit, of his or her salary for retirement (subject to a maximum limitation for 2002 of $11,000), and that we will provide a matching contribution of 100% of the first 3% of the employee's deferred amount. In addition, we may make an additional discretionary matching contribution on behalf of participants who are employed on the last day of the plan year and who completed a year of service during the plan year. In 2001, we provided a matching contribution of $5,100 to each of Messrs. Forsythe, Chewens, Dietrich, and Raven. These payments are reflected in the Summary Compensation Table.

     In addition to the discretionary matching contributions discussed in the preceding paragraph, we make discretionary contributions as determined annually by our Board to the Plan for benefit of the participants in the Plan, provided they have completed a year of service during the plan year and are employed on the last day of the plan year. Annual contributions may not exceed amounts deductible from federal income tax purposes and are subject to the limitations of Section 415 of the Internal Revenue Code. Employer contributions described under this paragraph are allocated among all participants in the proportion that each participant's compensation (as limited below) for the plan year bears to the total compensation (as limited below) of all participants for the plan year (compensation under the plan is defined as a participant's remuneration for the plan year paid in the form of base salary or wages, commissions, overtime and cash bonuses but excluding distributions from non-qualified plans, income for the exercise of stock options, and severance payments but including salary reduction contributions not includible in the participant's gross income under the plan and any other 401(k) plan of any of our subsidiaries and under our cafeteria plan). Compensation taken into account under the Plan cannot exceed $200,000 for 2002. Our Board may amend or terminate the Plan at any time.

     The value of a participant's plan account is the total of allocated employer contributions, employee salary deferrals, plus the earnings on those contributions and deferrals, plus or minus any gain or loss on the investment of the contributions and deferrals.

     Normal retirement age under the plan is 65. The Plan also provides for early retirement at age 55 provided the participant has completed at least five years of service (the early retirement date of participants who were participants in the LA Bank, N.A. 401(k) Profit Sharing Plan on December 31, 2000 is the first day of the month coinciding with or next following the date the participant attains age 60) and disability retirement at any age. In the event a participant dies before retiring under the Plan, the value of his or her account in the Plan will be paid to his or her beneficiary.

     A participant's retirement benefit under the Plan is the value of his or her account at the date of retirement. Effective May 1, 2001, distributions are generally made in one lump sum payment, subject to the provisions of the Plan. However, participants who formerly participated in the First National Bank of Northern New York Employee Stock Ownership Plan, and First National Bank of Northern New York Employee Profit Sharing Plan may receive a distribution in any form available under their prior plan document through March 31, 2002.

     As a qualified plan (under current law) employer contributions and employee salary deferrals are not currently taxed to employees; and retirement benefits will be taxable to employees when received from the Plan.

     In 2001 no discretionary contributions were made to the Plan.

1993 STOCK OPTION PLAN. In order to attract and retain outstanding key management employees, further our growth, development and financial success by recognizing and awarding those key employees who are responsible for our growth and success, and to provide an incentive to, and to encourage share ownership in our company by those employees who are responsible for the policies and operations of our company and our subsidiaries, we have a non-qualified stock option plan, that is, a plan that does not meet the requirements of incentive stock option treatment under the Internal Revenue Code. The committee believes that stock options, which provide value to participants only when our stockholders benefit from stock price appreciation, are an important component of our executive compensation program. The number of options currently held by an officer is not a factor in determining individual grants. The "value" of stock options granted in 2001 ranged from 250% of base compensation at the CEO level down to 200 shares for selected officers. This was changed for 2002 and is now maximized at 200%. "Value" is determined by multiplying the number of options granted by the fair market value of our common stock which underlies such options on the date of the grant. With respect to the options granted in 2001 to the CEO and to all other selected officers, the committee in making the awards considered the various factors referred to above, especially our growth, financial condition, and profitability. The committee did not apply any specific weighting to the factors considered. The number of options which the committee granted to the officers was based upon individual performance and level of responsibility, subject to committee-imposed restrictions. The committee determined that the award level must be sufficient in size to provide a strong incentive for participants to work for our long-term business interests, thereby creating additional stockholder value resulting from the appreciation of our stock, and to become significant owners of us. Options are granted at the fair market value of our stock at the time of grant. Under the 1993 Stock Option Plan, options vest at the rate of 40% one year after the date of grant and an additional 20% each year thereafter. Since an option gives the officer only the right to buy these shares at a fixed price over a future period, the compensation value is derived by the incentive to increase shareholder value in the future; hence, the motivation to improve our performance. The Summary Compensation Table reflects grants made to our named executive officers under the plan.

MEMBERS OF THE COMPENSATION AND BENEFITS COMMITTEE:

           Chairman:       Andrew S. Kowalczyk, Jr.

           Members:         Dr. Peter B. Gregory
                            John C. Mitchell
                            Paul O. Stillman
                            William L. Owens
                            William C. Gumble
                            Gene E. Goldenziel
                            Van Ness D. Robinson

RELATED PARTY TRANSACTIONS

     From time to time NBT Bank makes loans to its directors and executive officers and related persons or entities. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

     The law firm of Kowalczyk, Tolles, Deery and Johnston, of which Director Andrew S. Kowalczyk, Jr., is a partner, provides legal services to us and NBT Bank from time to time as does the law firm of Harris Beach LLP, of which Director William L. Owens is a partner. The law firm of Needle, Goldenziel and Pascale, of which Director Gene Goldenziel is a partner, provides legal services to us from time to time as does the law firm of Oliver, Price & Rhodes of which Director Paul Horger is a partner.

PERFORMANCE GRAPH     The following graph compares the cumulative total
shareholder return (i.e., price change, reinvestment of cash dividends and stock dividends received) on our common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the Index for NASDAQ Financial Stocks. The stock performance graph assumes that $100 was invested on December 31, 1996. The graph further assumes the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the relevant fiscal year.
The yearly points marked on the horizontal axis correspond to December 31 of that year. We calculate each of the referenced indices in the same manner. All are market-capitalization-weighted indices, so companies judged by the market to be more important (i.e., more valuable) count for more in all indices.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG NBT BANCORP INC., THE INDEX FOR NASDAQ FINANCIAL STOCKS, AND THE NASDAQ STOCK MARKET (U.S. COMPANIES) INDEX.

                        FIVE YEAR CUMULATIVE TOTAL RETURN

                                [GRAPHIC OMITTED]

Ticker                 1996    1997     1998     1999     2000     2001
----------------       -----  -------  -------  -------  -------  -------
NBTB               1Q         $109.17  $168.59  $180.92  $137.34  $166.43
----------------   --  -----  -------  -------  -------  -------  -------
NBTB               2Q         $151.29  $204.74  $179.14  $102.84  $194.18
----------------   --  -----  -------  -------  -------  -------  -------
NBTB               3Q         $149.44  $186.95  $152.77  $117.11  $145.58
----------------   --  -----  -------  -------  -------  -------  -------
NBTB               4Q  $ 100  $161.59  $200.95  $145.12  $144.39  $149.25
----------------   --  -----  -------  -------  -------  -------  -------

NDF                1Q         $103.94  $163.91  $149.81  $135.90  $150.78
----------------   --  -----  -------  -------  -------  -------  -------
NDF                2Q         $121.23  $158.58  $162.54  $124.40  $169.75
----------------   --  -----  -------  -------  -------  -------  -------
NDF                3Q         $141.44  $131.51  $136.90  $151.93  $163.40
----------------   --  -----  -------  -------  -------  -------  -------
NDF                4Q  $ 100  $156.70  $154.32  $143.20  $162.55  $171.65
----------------   --  -----  -------  -------  -------  -------  -------

CCMP               1Q         $ 94.68  $142.91  $192.33  $358.14  $144.47
----------------   --  -----  -------  -------  -------  -------  -------
CCMP               2Q         $111.93  $147.65  $210.05  $310.75  $169.80
----------------   --  -----  -------  -------  -------  -------  -------
CCMP               3Q         $130.95  $132.14  $214.89  $287.90  $117.87
----------------   --  -----  -------  -------  -------  -------  -------
CCMP               4Q  $ 100  $122.14  $171.20  $318.59  $193.78  $153.50
----------------   --  -----  -------  -------  -------  -------  -------

NBTB - NBT Bancorp Inc.
NDF - NASDAQ Financial Stocks Index

CCMP - NASDAQ Composite Index

                        RISK MANAGEMENT COMMITTEE REPORT

     Our Risk Management Committee, which functions as our Audit Committee, comprises seven directors who are not officers or employees of NBT. The Risk Management Committee held five meetings during 2001. The meetings were designed to facilitate and encourage private communication between the Risk Management Committee, the internal auditors and our independent public accountants, KPMG LLP.

     The Risk Management Committee has prepared a report regarding the preparation of our consolidated financial statements as of and for the three years ended December 31, 2001. The Risk Management Committee has

     - reviewed and discussed the audited consolidated financial statements with NBT management;

     - discussed with KPMG, our independent auditors, the matters required to be discussed by Statements on Auditing Standards (SAS) 61 (Codification of Statements on Auditing Standards, AU Sec. 380);

     - received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG its independence.

     On the basis of its review and discussions referred to in this section of the proxy statement, the Risk Management Committee has recommended to our Board that the audited consolidated financial statements be included in our Annual Report Form 10-K for the year ended December 31, 2001 for filing with the SEC.

MEMBERS  OF  THE  RISK  MANAGEMENT  COMMITTEE

John C. Mitchell, Chairman of the Risk Management Committee
J. Peter Chaplin
Richard Chojnowski
William C. Gumble
Bruce D. Howe
Joseph G. Nasser
Joseph A. Santangelo

     Our Risk Management Committee acts under a written charter adopted and approved by our Board. Our Board established the committee to assist our Board in fulfilling its fiduciary responsibilities to our company. In furtherance of its duties, the committee has met and held discussions with management and the independent auditors. Under the charter, the committee's primary duties and responsibilities are to:

- Monitor the integrity of our company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance;

- Monitor the independence and performance of our company's independent auditors and Risk Management personnel;

- Provide an avenue of communications among the independent auditors, our management, the Risk Management Division, and our Board.

          Among other things, the committee is responsible to our Board for the following:

- Review our management's annual assertion with respect to the system of internal controls at certain banking subsidiaries and review the independent auditors' reports and attestations regarding the controls;

- Advise our Board with respect to our company's policies and procedures regarding compliance with applicable laws and regulations and with our Code of Ethics;

- Provide governance, guidance and oversight of our internal control structure;

- Review all regulatory examination reports and required management responses;

- Review the internal audit function including coordination of plans with the independent auditors; approve the annual internal audit plan; and review audit reports issued and management responses received or updated since the previous meeting;

- Review with the compliance officer the results of completed compliance assessments;

- Ensure that the independent auditors are ultimately accountable to our Board and the committee;

- Recommend for stockholder approval the retention and when necessary the termination or replacement of the independent auditors;

- Prior to and during their annual review, meet with and evaluate the independent auditors; and review significant non-audit services performed or planned and the fees for these services;

- On an annual basis, review and discuss with the independent auditors all significant relationships they have with our company, which could impair the auditors' independence;

- Review our company's annual audited consolidated financial statements prior to their filing with the SEC and discuss with our management and the independent auditors significant issues regarding accounting principles and judgments;

- Meet at least annually with our management, our Risk Management Division personnel and the independent auditors to review our company's major financial risk exposures and the steps management has taken to monitor and control those exposures.

     Our management is responsible for our company's financial reporting process, including our system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our company's independent auditors are responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes. It is not the committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and on the representations of our company's independent auditors included in their report on our company's financial statements. The committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee's deliberations and discussions with management and our company's independent auditors do not assure that our company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our company's financial statements has been carried out in accordance with generally accepted auditing standards, or that our company's independent auditors are, in fact, independent of our company and management.

     Our Board has adopted a written charter for the Risk Management Committee. Each of the members of the Risk Management Committee is an independent director under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

                           NBT'S INDEPENDENT AUDITORS


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     Our Board upon the recommendation of the Risk Management Committee has appointed KPMG LLP as our independent auditors to audit our financial statements for the fiscal year ending December 31, 2002. KPMG LLP has served as our independent auditors since 1987. We expect representatives of KPMG LLP to be present at our annual meeting. Those representatives will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

AUDIT  FEES  AND  NON-AUDIT  FEES   The  following  table  presents  fees  for
professional audit services rendered by KPMG LLP for the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001, and fees billed for other services rendered by KPMG:

     Audit fees, including the reviews of our interim
       consolidated financial statements included in our
       quarterly reports on form 10-Q for 2001                 $    326,900
                                                               ============

     Financial information systems design and implementation   $          -
                                                               ============

    All other fees:
       Audit related fees (1)                                  $  1,285,784
       Other non-audit services (2)                                 591,500
                                                               ------------
          Total other fees                                     $  1,877,284
                                                               ============

(1) Audit related fees includes audits of employee benefit plans including plans for recently acquired companies; review of, and assistance with, SEC registration statements and other filings; issuance of various reports, consents and letters related to various mergers and acquisitions; due diligence assistance; assistance to internal loan review; general assistance and research of accounting and financial reporting items, including tax financial reporting matters.

(2) Other non-audit services include tax compliance services, including federal and various state jurisdictions and other tax related services; research and assistance on various compensation and benefits, e-business assessment and mortgage banking matters.

     AUDIT COMMITTEE REVIEW. Our Risk Management Committee has considered whether KPMG's provision of the non-audit services summarized in the preceding section is compatible with maintaining KPMG's independence.

                                  OTHER MATTERS

STOCKHOLDER  PROPOSALS  FOR  ANNUAL  MEETINGS

     Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement for the 2003 Annual Meeting of Stockholders must be received by NBT by November 26, 2002. Each proposal must comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. SEC rules set forth standards as to what stockholder proposals corporations must include in a proxy statement for an annual meeting.

     In addition, the proxy solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will confer discretionary authority on the agents named on the proxy card to vote on any stockholder proposal presented at the meeting (rather than included in our proxy statement), unless we are provided with notice of the proposal no later than February 8, 2003. The persons named as proxies intend to vote or not vote in accordance with the recommendation of our management and our Board.

OTHER  MATTERS

     As of the date of this proxy statement, our Board knows of no matters that will be presented for consideration at our meeting other than as described in this proxy statement. If any other matters should properly come before our meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to those matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of our management and our Board.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on form 10-K for the year ended December 31, 2001 and exhibits thereto required to be filed with the Commission under the Securities Exchange Act of 1934. Such written request should be directed to:
     Michael  J.  Chewens
     Senior Executive Vice President, Chief Financial Officer and Secretary NBT Bancorp Inc.
     52  South  Broad  Street
     Norwich,  NY  13815

                                NBT BANCORP INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph Benenati and Gary Cummings, and either of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Stockholders of NBT Bancorp Inc. to be held at the Route 23 Holiday Inn in Oneonta, NY on May 2, 2002 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, with all power which the undersigned would possess if personally present, and to vote all shares of NBT's common stock which the undersigned may be entitled to vote at the meeting upon the following proposals described in the accompanying proxy statement, in accordance with the following instructions and, at their discretion, upon any other matters that may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, A PROPERLY EXECUTED PROXY WILL BE VOTED TO FIX THE NUMBER OF DIRECTORS AT SIXTEEN AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED BELOW.

1. Election of Directors. To fix the number of directors at sixteen and elect the eight nominees listed below:

      [_]  FOR  ALL  NOMINEES          [_]  WITHHOLD  FROM  ALL  NOMINEES

Janet H. Ingraham               Michael M. Murphy          Michael H. Hutcherson

Paul D. Horger                  Richard Chojnowski         Peter B. Gregory

Joseph A. Santangelo            Paul O. Stillman

IF YOU DO NOT WISH YOUR SHARES VOTED FOR A PARTICULAR NOMINEE, DRAW A LINE THROUGH THAT PERSON'S NAME ABOVE.

2. The proxies are authorized to vote in their discretion upon such other business that may properly come before the meeting.

X    Please  mark  your  votes  as  in  this  example.

     [_]     Check  here  for  address  change  and  note  change  below

     [_]     Check  here  if  you  plan  to  attend  the  meeting

New  address:

Date:                         Signature(s)
      -------------------




                              Please sign here exactly as name(s) appear(s) on the left. When signing as attorney, executor, administrator, trustee, guardian, or in any other fiduciary capacity, give full title. If more than one person acts as trustee, all should sign. All joint owners must sign.


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